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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 6, 2009

                      Integrated Healthcare Holdings, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                         0-23511                87-0573331
    ---------------------              -------------           --------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

  1301 North Tustin Avenue, Santa Ana,                             92705
               California
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (714) 953-3503


                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 6, 2009, Integrated Healthcare Holdings, Inc. (the "Company") entered into Amendment No. 2 to the Securities Purchase Agreement (the "SPA Amendment") by and among the Company, Kali P. Chaudhuri, M.D. ("Dr. Chaudhuri"), and William
E. Thomas ("Mr. Thomas"), which amends the Securities Purchase Agreement by and among the parties dated July 18, 2008 (the "Original SPA").

The SPA Amendment clarified that each of Dr. Chaudhuri's and Mr. Thomas's pre-emptive rights under the Original SPA to maintain his level of beneficial ownership in Company common stock includes the right to maintain his voting interest in the stock. Under the SPA Amendment, such pre-emptive rights may also be triggered by potential dilution of their respective percentage ownership of outstanding voting shares to an amount less than the greater of (i) 51.0% (in the case of Dr. Chaudhuri) and 5.0% (in the case of Mr. Thomas) of the outstanding voting shares of the Company and (ii) his actual percentage ownership of outstanding voting shares of the Company prior to the potential dilutive issuance.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
--------

10.1 Amendment No. 2 to Securities Purchase Agreement, dated as of March 6, 2009, among the Company, Kali P. Chaudhuri, M.D., and William E. Thomas.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Integrated Healthcare Holdings, Inc.


March 10, 2009                              By: /s/ Steven R. Blake
                                                --------------------------------
                                                Name: Steven R. Blake
                                                Title: Chief Financial Officer


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